POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David P. Beddow, Peter C. Boylan III, and Craig M. Waggy, and each of them, his or her attorneys-in-fact, with full power of substitution, for him or her in any and all capacities, to sign a registration statement to be filed with the Securities and Exchange Commission (the "Commission") on Form S-8 in connection with the registration by United Video Satellite Group, Inc. (the "Company"), of common stock issuable under the Company's Stock Option Plan for Non-Employee Directors and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; and to sign all documents in connection with the qualification and sale of the Securities with Blue Sky authorities and with the National Association of Securities Dealers, Inc.; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.


Date:  May 1, 1997                 /s/ Lawrence Flinn, Jr.
                                   ________________________
                                   Lawrence Flinn, Jr.


Date:  May 1, 1997                 /s/ David P. Beddow
                                   _________________________
                                   David P. Beddow


Date:  May 1, 1997                 /s/ Peter C. Boylan III
                                   __________________________
                                   Peter C. Boylan, III


Date:  May 1, 1997                 /s/ Craig M. Waggy
                                   __________________________
                                   Craig M. Waggy


Date:  May 1, 1997                 /s/ William J. Bresnan
                                   ___________________________
                                   William J. Bresnan


Date:  May 1, 1997                 /s/ Donne F. Fisher
                                   __________________________
                                   Donne F. Fisher


Date:  May 1, 1997                 /s/ Paul A. Gould
                                   ____________________________
                                   Paul A. Gould


Date:  May 1, 1997                 /s/ Camille K. Jayne
                                   _____________________________
                                   Camille K. Jayne


Date:  May 1, 1997                 /s/ Larry E. Romrell
                                   _____________________________
                                   Larry E. Romrell


Date:  May 1, 1997                 /s/ J.C. Sparkman
                                   ______________________________
                                   J.C. Sparkman


Date:  May 1, 1997                 /s/ J. David Wargo
                                   ______________________________
                                   J. David Wargo

Date:  June 16, 1997               /s/ Gary S. Howard
                                   _____________________________
                                   Gary S. Howard